Business Combinations (FY) (Tables)	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Assets Acquired and Consideration Transferred	The following table summarizes the amounts of the assets acquired and consideration transferred recognized on respective acquisition dates disclosed in Note 1, the accounting for which is completed as of December 31, 2022. For the table below, the Company has presented the acquired locations collectively.

2021 Acquired Locations
Purchase consideration
Cash transferred upon closing	$3,215
Assumed capital lease liabilities	1,097
Total consideration transferred	4,312
Net assets acquired
Inventories	2,211
Other assets	180
Property and equipment	1,371
Total net assets acquired	3,762
Amount assigned to goodwill	$550

Unaudited Pro forma Consolidated Financial Information
The following table presents revenue and net income for the years ended December 31, 2022, 2021, and 2020, respectively, as if the fiscal 2022 acquisition had occurred as of January 1, 2021, the fiscal 2021 acquisitions had occurred as of January 1, 2020, and the fiscal 2020 acquisitions had occurred as of January 1, 2019.
The unaudited pro forma consolidated financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transactions been completed as of the dates indicated or that may be achieved in the future. The Company did not have any material, nonrecurring pro forma adjustments directly attributable to the business combinations included in the reported pro forma revenue and net income.

	Pro Forma
	Year Ended December 31,
	2022	2021	2020
Revenue	$1,149,670	$1,033,187	$951,182
Net income	$2,589	$1,289	$22,381